UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No.    )

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☐ Definitive Proxy Statement

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DFC Global Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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(1)	Title of each class of securities to which transaction applies:

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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2014

DFC Global Corp.

(Exact name of registrant as specified in charter)

Delaware	000-50866	23-2636866
(State of Incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

1436 Lancaster Avenue, Suite 300 Berwyn, Pennsylvania	19312
(Address of principal executive offices)	(Zip Code)

(610) 296-3400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On May 29, 2014, DFC Global Corp. (the “Company” or “DFC Global”) issued a press release announcing that lead plaintiffs KC Gamma Opportunity Fund, L.P. and Michael Marcus have withdrawn the motion for a preliminary injunction they previously filed in the Court of Chancery of the State of Delaware that had sought to enjoin the special meeting of the Company’s stockholders to vote on the proposed merger contemplated by the Agreement and Plan of Merger, dated April 1, 2014, among LSF8 Sterling Merger Parent, LLC, a Delaware limited liability company (as successor in interest to LSF8 Sterling Parent, LLC), LSF8 Sterling Merger Sub, LLC, a Delaware limited liability company (as successor in interest to LSF8 Sterling Merger Company, LLC) and the Company.

A copy of the press release announcing the withdrawal of the motion for a preliminary injunction is filed herewith as Exhibit 99.1 and incorporated herein by reference.

Forward-Looking Statements

This filing and its exhibits contain forward-looking statements, including, among other things, statements regarding the following: the Company’s future results, growth, guidance and operating strategy; the global economy; the effects of currency exchange rates and fluctuations in the price of gold on reported operating results; the regulatory environment in Canada, the United Kingdom, the United States, Scandinavia and other countries; the impact of future development strategy, new stores and acquisitions; litigation matters; financing initiatives; and the performance of new products and services. These forward-looking statements involve risks and uncertainties, including risks related to: approval of the transaction by the Company’s stockholders (or the failure to obtain such approval), the ability to obtain regulatory approvals for the transaction, the Company’s ability to maintain relationships with customers and employees following the announcement of the transaction, the ability of third parties to fulfill their commitments relating to the transaction, including providing financing, the ability of the parties to satisfy the closing conditions, and the risk that the transaction may not be completed in the anticipated time frame or at all; the regulatory environments of the jurisdictions in which we do business, including reviews of our operations principally by the CFPB in the United States and the Financial Conduct Authority in the United Kingdom, and other changes in laws affecting how we do business and the regulatory bodies which govern us; current and potential future litigation; the identification of acquisition targets; the integration and performance of acquired stores and businesses; the performance of new stores and internet businesses; the impact of debt and equity financing transactions; the results of certain ongoing income tax appeals; the effects of new products and services, or changes to our existing products and services, on the Company’s business, results of operations, financial condition, prospects and guidance; and uncertainties related to the effects of changes in the value of the U.S. Dollar compared to foreign currencies. There can be no assurance that the Company will attain its expected results, successfully integrate and achieve anticipated synergies from any of its acquisitions, obtain acceptable financing, or attain its published guidance metrics, or that ongoing and potential future litigation or the various U.S. Federal or state, U.K., or other foreign legislative or regulatory activities affecting the Company or the banks with which the Company does business will not negatively impact the Company’s operations. A more complete description of these and other risks, uncertainties and assumptions is included in the Company’s filings with the SEC, including those described under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the Company’s fiscal year ended June 30, 2013, as amended in its Form 10-Q for the quarter ended September 30, 2013, in its Form 10-Q for the quarter ended December 31, 2013 and in its Form 10-Q for the quarter ended March 31, 2014. You should not place any undue reliance on any forward-looking statements. The Company disclaims any obligation to update any such factors or to publicly announce results of any revisions to any of the forward-looking statements contained herein to reflect future events or developments.

Additional Information and Where to Find It

In connection with the proposed transaction, DFC Global has filed a proxy statement with the SEC. The definitive proxy statement and a form of proxy has been mailed to the stockholders of DFC Global. BEFORE MAKING A VOTING DECISION, DFC GLOBAL’S SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT BECAUSE IT

CONTAINS IMPORTANT INFORMATION. DFC Global’s stockholders and other interested parties may obtain, without charge, a copy of the proxy statement and other relevant documents filed with the SEC from the SEC’s website at www.sec.gov. DFC Global’s stockholders and other interested parties may also obtain, without charge, a copy of the proxy statement and other relevant documents by going to the Investors section of DFC Global’s corporate website, www.dfcglobalcorp.com, or directing a request by mail or telephone to DFC Global Corp., 1436 Lancaster Avenue, Berwyn, Pennsylvania 19312.

DFC Global and its directors and officers may be deemed to be participants in the solicitation of proxies from DFC Global’s stockholders with respect to the special meeting of stockholders that will be held to consider the proposed transaction. Information about DFC Global’s directors and executive officers and their ownership of DFC Global’s common stock is set forth in the proxy statement for the Company’s 2013 annual meeting of stockholders, which was filed with the SEC on October 7, 2013 and the Company’s Annual Report on Form 10-K for 2013 filed with the SEC on August 29, 2013. Stockholders may obtain additional information regarding the interests of DFC Global and its directors and executive officers in the proposed merger, which may be different than those of the Company’s stockholders generally, by reading the proxy statement and other relevant documents regarding the proposed merger, when filed with the SEC.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release of DFC Global Corp., dated May 29, 2014.

Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DFC Global Corp.

By:	/s/ William M. Athas
William M. Athas
Senior Vice President, Finance, Chief Accounting Officer and Corporate Controller

Date: May 29, 2014

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of DFC Global Corp., dated May 29, 2014.

FOR IMMEDIATE RELEASE

DFC GLOBAL’S SPECIAL MEETING TO PROCEED AS SCHEDULED

Request for Preliminary Injunction to Delay Special Meeting is Withdrawn

DFC Urges Stockholders to Vote FOR the Proposed Transaction with Lone Star

Berwyn, Pennsylvania – May 29, 2014 – DFC Global Corp. (NASDAQ: DLLR) (“DFC Global” or “the Company”), a leading international diversified financial services company serving primarily unbanked and under-banked consumers for over 30 years, announced today that lead plaintiffs KC Gamma Opportunity Fund, L.P. and Michael Marcus have withdrawn the motion for a preliminary injunction they previously filed in the Court of Chancery of the State of Delaware that had sought to enjoin the special meeting of the Company’s stockholders. As previously announced, DFC Global expects to hold its special meeting on June 6, 2014, at 9:00 a.m. eastern time.

DFC Global issued the following statement:

“DFC Global’s Board of Directors and management team are pleased to have put this matter behind us so that we can move forward with the special meeting where stockholders will be able to vote on the transaction with Lone Star. The Board firmly believes that this transaction, which is the culmination of a thorough process and delivers certain and immediate cash value, is in the best interests of all stockholders and unanimously recommends stockholders vote FOR the proposal to approve the merger agreement.”

The special meeting is scheduled for June 6, 2014, at 9:00 a.m. Eastern time. The meeting will be held at Two Logan Square, 100 N. 18th Street, 30th Floor, Philadelphia, Pennsylvania 19103-2799. All DFC Global stockholders of record as of the close of business on April 29, 2014, will be entitled to notice of, and to vote at, the special meeting.

Stockholders with questions, or that need assistance in voting, should reach out to DFC Global’s proxy solicitor, Okapi Partners LLC, at (212) 297-0720 or toll-free at: (855) 208-8901.

Houlihan Lokey Capital, Inc. is acting as financial advisor to DFC Global in connection with the transaction. Pepper Hamilton LLP is acting as DFC Global’s legal advisor. Jefferies LLC is acting as lead financial advisor to Lone Star Funds and Credit Suisse Securities (USA), LLC is acting as financial advisor. Jefferies Finance LLC and Credit Suisse AG are providing debt financing commitments for the acquisition. Gibson, Dunn & Crutcher LLP is acting as legal counsel to Lone Star Funds.

About DFC Global Corp.

DFC Global Corp. is a leading international non-bank provider of alternative financial services, principally unsecured short-term consumer loans, secured pawn loans, check cashing, gold buying, money transfers and reloadable prepaid debit cards, serving primarily unbanked and under-banked consumers through its approximately 1,500 current retail storefront locations and its multiple Internet platforms in ten countries across Europe and North America: the United Kingdom, Canada, the United States, Sweden, Finland, Poland, Spain, Romania, the Czech Republic and the Republic of Ireland. The Company’s

networks of retail locations in the United Kingdom and Canada are the largest of their kind by revenue in each of those countries. For more information, please visit the Company’s website at www.dfcglobalcorp.com.

The Company believes that its customers, many of whom receive income on an irregular basis or from multiple employers, choose to conduct their personal financial business with the Company rather than with banks or other financial institutions due to the range and convenience of services that it offers, the multiple ways in which they may conduct business with the Company and its high-quality customer service. The Company’s products and services, principally its unsecured short-term consumer loans, secured pawn loans and check cashing and gold buying services, provide customers with convenient access to cash for living expenses and other needs. In addition to these core offerings, the Company strives to offer its customers additional high-value ancillary services, including Western Union® money orders and money transfers, reloadable VISA® and MasterCard® prepaid debit cards and foreign currency exchange.

About Lone Star Funds

Lone Star is a global private equity firm that invests in real estate, equity, credit, and other financial assets. Since the establishment of its first fund in 1995, Lone Star has organized twelve private equity funds with aggregate capital commitments totaling over $45 billion. The Funds are advised by Lone Star Global Acquisitions, Ltd. (LSGA), an investment adviser registered with the U.S. Securities and Exchange Commission. LSGA and its global subsidiaries advise the Funds from offices in North America, Western Europe and East Asia.

Forward-Looking Statements

This news release contains forward-looking statements, including, among other things, statements regarding the following: the Company’s future results, growth, guidance and operating strategy; the global economy; the effects of currency exchange rates and fluctuations in the price of gold on reported operating results; the regulatory environment in Canada, the United Kingdom, the United States, Scandinavia and other countries; the impact of future development strategy, new stores and acquisitions; litigation matters; financing initiatives; and the performance of new products and services. These forward-looking statements involve risks and uncertainties, including risks related to: approval of the transaction by the Company’s stockholders (or the failure to obtain such approval), the ability to obtain regulatory approvals for the transaction, the Company’s ability to maintain relationships with customers and employees following the announcement of the transaction, the ability of third parties to fulfill their commitments relating to the transaction, including providing financing, the ability of the parties to satisfy the closing conditions, and the risk that the transaction may not be completed in the anticipated time frame or at all; the regulatory environments of the jurisdictions in which we do business, including reviews of our operations principally by the CFPB in the United States and the Financial Conduct Authority in the United Kingdom, and other changes in laws affecting how we do business and the regulatory bodies which govern us; current and potential future litigation; the identification of acquisition targets; the integration and performance of acquired stores and businesses; the performance of new stores and internet businesses; the impact of debt and equity financing transactions; the results of certain ongoing income tax appeals; the effects of new products and services, or changes to our existing products and services, on the Company’s business, results of operations, financial condition, prospects and guidance; and uncertainties related to the effects of changes in the value of the U.S. Dollar compared to foreign currencies. There can be no assurance that the Company will attain its expected results, successfully integrate and achieve anticipated synergies from any of its acquisitions, obtain acceptable financing, or attain its published guidance metrics, or that ongoing and potential future litigation or the various U.S. Federal or state, U.K., or other foreign legislative or regulatory activities affecting the

Company or the banks with which the Company does business will not negatively impact the Company’s operations. A more complete description of these and other risks, uncertainties and assumptions is included in the Company’s filings with the Securities and Exchange Commission, including those described under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the Company’s fiscal year ended June 30, 2013, as amended in its Form 10-Q for the quarter ended December 31, 2013 and in its Form 10-Q for the quarter ended March 31, 2014. You should not place any undue reliance on any forward-looking statements. The Company disclaims any obligation to update any such factors or to publicly announce results of any revisions to any of the forward-looking statements contained herein to reflect future events or developments.

Additional Information and Where to Find It

In connection with the proposed transaction, DFC Global has filed a proxy statement with the SEC. The definitive proxy statement and a form of proxy has been mailed to the stockholders of DFC Global. BEFORE MAKING A VOTING DECISION, DFC GLOBAL’S SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT BECAUSE IT CONTAINS IMPORTANT INFORMATION. DFC Global’s stockholders and other interested parties may obtain, without charge, a copy of the proxy statement and other relevant documents filed with the SEC from the SEC’s website at www.sec.gov. DFC Global’s stockholders and other interested parties may also obtain, without charge, a copy of the proxy statement and other relevant documents by going to the Investors section of DFC Global’s corporate website, www.dfcglobalcorp.com, or directing a request by mail or telephone to DFC Global Corp., 1436 Lancaster Avenue, Berwyn, Pennsylvania 19312.

DFC Global and its directors and officers may be deemed to be participants in the solicitation of proxies from DFC Global’s stockholders with respect to the special meeting of stockholders that will be held to consider the proposed transaction. Information about DFC Global’s directors and executive officers and their ownership of DFC Global’s common stock is set forth in the proxy statement for the Company’s 2013 annual meeting of stockholders, which was filed with the SEC on October 7, 2013 and the Company’s Annual Report on Form 10-K for 2013 filed with the SEC on August 29, 2013. Stockholders may obtain additional information regarding the interests of DFC Global and its directors and executive officers in the proposed merger, which may be different than those of the Company’s stockholders generally, by reading the proxy statement and other relevant documents regarding the proposed merger, when filed with the SEC.

Contacts

DFC Global Corp.

ICR

Investor Relations

Garrett Edson: (484) 320-5800

Media

Phil Denning: (646) 277-1200

Lone Star Funds

Joele Frank, Wilkinson Brimmer Katcher

Andy Brimmer / Jed Repko / Joseph Sala: (212) 355-4449